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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 15, 2007

                           UNIVERSAL POWER GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Texas                     001-33207                 75-1288690
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     (State or other          (Commission File No.)         (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

        1720 Hayden Road
        Carrollton, Texas                                       75006
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 (Address of principal executive                             (Zip Code)
            offices)

   Registrant's telephone number, including area code    (469) 892-1122
                                                         --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

      Universal Power Group, Inc. (the "Company") appointed Mr. Roger Tannery, 62, as Chief Financial Officer effective October 15, 2007. Julie Sansom-Reese, the Company's former CFO will remain with the Company as Senior VP of Finance.

      Since January 2007, Mr. Tannery has been associated with the Company as a consultant. Mr. Tannery served as CEO as well as consultant for ProAlliance Group since October 2003 and was consultant and Vice-President of Finance at CTX Mortgage (the financial services group of Centex Corp) from September 1998 until October 2003. He began his career as a Certified Public Accountant with the predecessor of Deloitte and Touche and later became a founding partner in a regional CPA firm. Mr. Tannery has a Bachelor of Business Administration in Accounting from the University of North Texas.

      There are no family relationships between Mr. Tannery and any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Tannery and any other person pursuant to which Mr. Tannery was selected as an executive officer of the Company. Notwithstanding being associated with the Company as a consultant since January 2007, Mr. Tannery is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with the Company that are required to be disclosed under Item 404 of Regulation S-K, nor have any such transactions been proposed.

      Mr. Tannery will receive an initial annual base salary of $135,000 and will also be eligible to participate in the Company's management incentive compensation plan and is eligible to participate in all employee benefit programs.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

   (d)      Exhibits

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
99.1              Press release, dated October 15, 2007, announcing Mr.
                  Tannery's appointment  as Chief Financial Officer

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Universal Power Group, Inc.


Date:  October 17, 2007              By  /S/ RANDY HARDIN
                                       ----------------------------
                                       Name: Randy Hardin
                                       Title:President, Chief Executive Officer